UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 6, 2008

Date of Report (Date of earliest event reported)

PRO-PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

NEVADA	000-32877	04-3562325
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 WELLS AVENUE

NEWTON, MASSACHUSETTS

02459

(Address of Principal Executive Offices) (Zip Code)

(617) 559-0033

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Theodore Zucconi, Ph.D., President of Pro-Pharmaceuticals, Inc. (“Company”), today is presenting a corporate update as reflected in the slides attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”) at a Russ Trading Investor Meeting in Tempe, AZ, and is scheduled to present a corporate update at the Red Chip Small Cap Investor Conference tomorrow in Scottsdale, AZ.

The information in this Report, including the slides attached hereto as Exhibit 99.1, is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Report.

By filing this Report and furnishing this information, the Company makes no admission as to the materiality of any information in this Report. The information contained in the slides is summary information that is intended to be considered in the context of the Company’s filings with the Securities and Exchange Commission (the “SEC”) and other public announcements that the Company makes, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this Report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

The Company cautions you that information included in the slides attached hereto as Exhibit 99.1 that are not a description of historical facts are forward-looking statements that involve risks, uncertainties, assumptions and other factors that, if they do not materialize or prove to be accurate, could cause the Company’s results to differ materially from historical results or those expressed or implied by such forward-looking statements. Such forward-looking statements are made based on management’s current expectations and beliefs and should not be regarded as a statement or representation by the Company that any of its plans, including its anticipated milestones, will be achieved on time or at all. The Company’s public filings with the Securities and Exchange Commission are available at http://www.sec.gov.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date when made. All forward-looking statements are qualified in their entirety by this cautionary statement and the Company assumes no obligation to revise or update any forward-looking statement, including any information included in the slides attached hereto as Exhibit 99.1, to reflect events or circumstances arising after the date on which it was made. This caution is made under the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934.

Item 8.01.	Other Events.

On January 30, 2008, Custom Equity Research, Incorporated (d/b/a Summer Street Research Partners) (“Summer Street”) filed a lawsuit against the Company in the Superior Court of the Commonwealth of Massachusetts, alleging claims for breach of contract, declaratory judgment and unjust enrichment arising out of an engagement letter under which Summer Street agreed to provide institutional investment placement services to the Company. Summer Street claims it is entitled to a placement fee for each placement made during the term of the agreement and for each issuance of securities made or agreed to be made by the Company from October 17, 2007 through November 16, 2008. The Company believes the lawsuit is without merit and intends to contest it vigorously.

Item 9.01.	Financial Statements and Exhibits.

The list of exhibits called for by this Item is incorporated by reference to the Index to Exhibits filed with this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRO-PHARMACEUTICALS, INC.

By:	/s/ Anthony Squeglia
Anthony Squeglia Chief Financial Officer

Date: February 6, 2008

Exhibit Index

Number Exhibit	Exhibit

99.1	Russ Trading Investor Meeting - Presentation Slides - dated February 6, 2008.